MAY 27, 2021

SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION FOR

HARTFORD SCHRODERS OPPORTUNISTIC INCOME FUND

DATED JANUARY 4, 2021, AS SUPPLEMENTED MARCH 15, 2021

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).

Effective immediately, the following information is added to the end of the section entitled “Fund Management – Investment Adviser:”

Effective May 1, 2021, the fund accounting fee schedule as set forth in the fund accounting agreement by and between the Fund and HFMC, and as described above was revised. Effective May 1, 2021, the fund accounting fee for the Fund shall equal the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.